UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 8, 2004


                              K&F INDUSTRIES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 33-29035                     34-1614845
         --------                 --------                     ----------
     (State or other          (Commission File              (IRS Employer
     jurisdiction of          Number)                       Identification No.)
     incorporation)


               600 THIRD AVENUE, NEW YORK, NY                    10016
               ---------------------------------------           -----
              (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (212) 297-0900
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events

On November 9, 2004, K&F Industries, Inc. (the "Company") issued a press release announcing the consideration to be paid in its tender offer and consent solicitation for its $250 million outstanding principal amount of 9 5/8% Senior Subordinated Notes Due 2010. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits:

     99.1 Press Release, dated November 9, 2004, of K&F Industries, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       K&F INDUSTRIES, INC.


                                       By /s/ Kenneth M. Schwartz
                                          ----------------------------
                                          Kenneth M. Schwartz
                                          President and Chief Operating Officer


Date:  November 9, 2004

                                  EXHIBIT INDEX


Exhibit:
--------

99.1      Press Release, dated November 9, 2004, of K&F Industries, Inc.